Investment in Aqualung	3 Months Ended
Mar. 31, 2025
Investment in Aqualung
Investment in Aqualung
5.
Investment in Aqualung

As at March 31, 2024, the Company held an equity investment in Aqualung Carbon Capture AS ("Aqualung"), a privately held entity, which is classified as a financial asset measured at fair value through profit or loss in accordance with IFRS 9, Financial Instruments. The fair value of the investment was determined using observable market-based inputs in accordance with IFRS 13, Fair Value Measurement. Aqualung is engaged in the development of carbon capture technology and is based in Norway with operations in the USA. As at March 31, 2025, the Company revised its fair value estimate for its investment in Aqualung to $5.4 million to reflect an equity transaction that was recently completed by Aqualung. As a result, the Company recorded a fair value gain of $3.0 million during the three month period ended March 31, 2025.